SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          June 16, 1994



                      THE PITTSTON COMPANY

     (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




100 First Stamford Place
P. O. Box 120070
Stamford, Connecticut                        06912-0070
(Address of principal                        (Zip Code)
executive offices)



                          (203)978-5200
      (Registrant's telephone number, including area code)

Item 5.  Other Events


          The Pittston Company has announced that its Coal Group subsidiaries have reached agreement with the United Mine Workers of America for a successor collective bargaining agreement that will remain in effect until December 31, 1998, subject to ratification by the companies' union employees. A press release dated June 16, 1994 is filed as an exhibit to this report and is incorporated herein by reference.



                           EXHIBIT

Registrant's press release dated June 16, 1994.



                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE PITTSTON COMPANY
                                  (Registrant)


                                      Austin F. Reed
                              By _________________________
                                      Vice President


Date:  June 17, 1994

                             EXHIBIT




Exhibit        Description



  99           Registrant's press release
               dated June 16, 1994.